UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2025

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Permanent Chief Financial Officer

On September 17, 2025, the board of directors (the “Board”) of Canopy Growth Corporation (the “Company”) appointed Thomas Stewart, who had been serving as the Company’s Chief Financial Officer on an interim basis since July 9, 2025, as the Company’s permanent Chief Financial Officer and Chief Accounting Officer (the “Appointment”).

Thomas Stewart, age 43, has served as the Company’s interim Chief Financial Officer since July 2025, where he has, among other things, been responsible for overseeing all financial related matters pertaining to the Company. In addition, Mr. Stewart served as the Company’s Vice President, Finance from August 2023 until July 2025, where he was responsible for a wide range of the Company’s finance functions, including external reporting, financial close technical accounting, financial close processes, transactional services, tax, FP&A, commercial finance, and operations finance. Prior to that role, Mr. Stewart served as the Company’s Chief Accounting Officer from April 2019 until August 2023. Prior to joining the Company in April 2019, Mr. Stewart spent over 10 years at Constellation Brands, Inc., where he held a variety of roles within the finance organization, most recently serving as Senior Director, Global Accounting from June 2018 to April 2019. Mr. Stewart started his career at PricewaterhouseCoopers in Rochester, NY and obtained his Bachelor of Science in Accounting from the State University of New York at Geneseo. Mr. Stewart is a Certified Public Accountant in the state of New York and brings a wealth of U.S. GAAP experience to the Company.

There are no arrangements or understandings between Mr. Stewart and any other person pursuant to which he was selected as Chief Financial Officer. Mr. Stewart does not have any family relationships with any of the Company’s directors, executive officers, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Mr. Stewart and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Employment Agreement with Thomas Stewart

In connection with the Appointment as Chief Financial Officer of the Company, on September 17, 2025, Mr. Stewart entered into an employment agreement with Canopy Growth USA, LLC, a wholly-owned subsidiary of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, as Chief Financial Officer of the Company, Mr. Stewart reports to the Chief Executive Officer of the Company and is entitled to a base salary of US$375,000 per year.

Mr. Stewart is also eligible for a short-term annual incentive performance bonus of 75% of his base salary (the “Target Amount”), with a payout range of up to two times the Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board.

Mr. Stewart is also entitled to participate in the Company’s Amended and Restated Omnibus Equity Incentive Plan (the “Incentive Plan”). Pursuant to the Employment Agreement, Mr. Stewart is eligible to receive, at least once every fiscal year, a long-term award grant equal to 200% of his base salary (using the fair market value of the Company’s common shares on the date of grant), which may be comprised of stock options (“Options”), restricted stock units (“RSUs”), performance share units and/or any other form of equity authorized by the Incentive Plan. The Board, in its sole discretion, may determine the ratio of the various forms of equity that Mr. Stewart is entitled to receive pursuant to the Incentive Plan.

In connection with the Appointment and pursuant to the Employment Agreement, on September 17, 2025, Mr. Stewart will receive a one-time equity award grant consisting of (i) such number of RSUs as is equal to $250,000 divided by Fair Market Value (as such term is defined in the Incentive Plan) of the Company’s common shares (the “Common Shares”) and (ii) a number of Options equal to $250,000 divided by the Fair Market Value of the Common Shares with an exercise price equal to the Fair Market Value of the Common Shares (the “Equity Award”). The Equity Award will vest in three equal installments on the first, second and third anniversaries of the grant date, and the Options have a six-year term.

Pursuant to the Employment Agreement, Mr. Stewart’s employment with the Company will be “at will.” If the Company terminates Mr. Stewart’s employment without cause, then, provided that Mr. Stewart signs and returns to the Company a full and final employment separation, release and waiver of liability, the Company will provide (a) a payment or payments equal to 18 months’ base salary by way of lump sum or on salary continuance at the discretion of the Company, provided if the Company elects to pay by lump sum, payment will be payable no later than two and a half months following the end of the calendar year in which the termination occurs; (b) a lump sum payment equal to 150% of the average actual annual amounts paid as a short-term annual incentive performance bonus during the prior two years, which will be payable no later than two and a half months following the end of the calendar year in which the termination occurs; (c) any outstanding performance share units will vest at actual performance levels for all years already certified by the Board or any responsible committee thereof; and (d) if Mr. Stewart were to elect continuation coverage under the Company’s medical plan pursuant to COBRA, a reimbursement to Mr. Stewart for a portion of COBRA premium payments as further described in the Employment Agreement. The Company may also terminate Mr. Stewart’s employment with cause, without further liability to Mr. Stewart.

The Employment Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 18 months following the termination of the Employment Agreement.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”).

Item 7.01	Regulation FD Disclosure.

On September 17, 2025, the Company issued a press release titled “Canopy Growth Appoints Tom Stewart as Chief Financial Officer,” a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure.

The information set forth and incorporated by reference in Item 7.01 of this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, effective as of September 17, 2025, between Canopy Growth USA, LLC and Thomas Stewart.
99.1	Press Release, dated September 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Christelle Gedeon
Christelle Gedeon
Chief Legal Officer

Date: September 17, 2025